ALPHA SELECT FUNDS

                          Supplement dated May 20, 2003
                    to the Prospectus dated January 31, 2003

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The prospectus is being supplemented to notify shareholders of the Alpha Select Funds (the "Trust") that, the Trust has discontinued the directed brokerage arrangements in place for the Target Select Equity Fund (the "Fund"). Accordingly, the "Fund Fees and Expenses" table for the Fund on page 4 of the prospectus is hereby deleted and replaced with the following:

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)


                                                                  Class I Shares
--------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                                  None
 Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value)                                 None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses deducted from Fund assets)

                                                                  Class I Shares
--------------------------------------------------------------------------------

Investment Advisory Fees                                        0.9413%(1)
Distribution (12b-1) Fees                                          None
Total Other Expenses                                           26.0019%
Total Annual Fund Operating Expenses                           26.9432%
Fee Waivers and Expense Reimbursements                        (25.4432%)(2)
                                                               ----------------
Net Total Operating Expenses                                     1.50%(3)


(1) The advisory fee is subject to a performance adjustment based on the Fund's performance relative to the performance of the Russell 3000 Index.
(2) CCM has contractually committed to waive fees and reimburse expenses in order to keep "Net Total Operating Expenses" of the Class I Shares from exceeding 1.50% indefinitely.
(3) During the most recent fiscal year, Turner entered into arrangements with certain broker-dealers who agreed to pay certain Fund expenses in return for the direction of a portion of the Fund's brokerage business. As a result of these arrangements, the Fund's expenses were generally reduced, which in turn reduced the cost to CCM of its contractual expense ceiling. These arrangements ultimately reduced the Fund's "Total Annual Fund Operating Expenses" during the most recent fiscal year so that they were:

         Net Total Operating Expenses:               1.10%

     Turner has discontinued these directed brokerage arrangements. CCM has voluntarily committed to waive fees and reimburse expenses to keep "Total Other Expenses" of the Class I Shares from exceeding 0.1575%; combined with the current investment advisory fee, net total operating expenses will total 1.10%. CCM may discontinue the fee waiver arrangement at any time, but has no present intent to do so.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ALP-FS-001-04